Filed Pursuant to Rule 497(d)



                        INVESCO UNIT TRUSTS, SERIES 1442

      The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2014-3

           Enhanced Sector Strategy, Sector Rotation Portfolio 2014-3

                        INVESCO UNIT TRUSTS, SERIES 1429

                          Energy Portfolio, Series 50


                         Supplement to the Prospectuses

   On April 1, 2014, holders of Noble Corporation plc (Noble) shares received one share of Paragon Offshore plc (Paragon) common stock for every three shares owned of Noble. Fractional shares of Paragon were not issued in this spinoff, and consequently cash was distributed for any such fractional amounts.

   Notwithstanding anything to the contrary in the prospectuses, as a result of this issuance your Portfolio now holds, and will continue to purchase, shares of both Noble and Paragon stock.

Supplement Dated:   August 4, 2014